SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 25, 2010

                          Timberland Bancorp, Inc.
           (Exact name of registrant as specified in its charter)

       Washington                 0-23333                  91-1863696
---------------------------   ---------------         ----------------------
State or other jurisdiction      Commission              (I.R.S. Employer
Of incorporation                File Number            Identification No.)


624 Simpson Avenue, Hoquiam, Washington                       98550
---------------------------------------------                --------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number (including area code) (360) 533-4747


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition
--------------------------------------------------------

     On January 25, 2010, Timberland Bancorp, Inc. issued its earnings release for the quarter ended December 31, 2009. A copy of the earnings release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits
--------------------------------------------

     (d)     Exhibits

     The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

     99.1    Press Release of Timberland Bancorp, Inc. dated January 25, 2010


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       TIMBERLAND BANCORP, INC.


DATE: January 26, 2010                 By: /s/Dean J. Brydon
                                           -------------------------------
                                           Dean J. Brydon
                                           Chief Financial Officer


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